Concentration of Credit Risks	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentration of Credit Risks
18. Concentration of Credit Risks
The Company’s vessels are chartered under either a time charter arrangement or voyage charter arrangement. Under a time charter arrangement, no security is provided for the payment of charter hire. However, payment is usually required monthly in advance. Under a voyage charter arrangement, a lien may sometimes be placed on the cargo to secure the payment of the accounts receivable, as permitted by the prevailing charter party agreement
. The Company derives a significant portion of its revenues from a limited number of charterers.

During 2021, two
of our charterers contributed

approximately
 10%

each, and in aggregate 20.7% or
 $73.2 million. (2020: two charterers contributed 10% or more of the operating revenues, comprising approximately 12.8% or $41.0 million and
12.3% or $39.6 million
)
.

Other
t
han 5.6% of operating revenues arising from vessels trading exclusively in Indonesia for the year ended December 31, 2021 (year ended December 31, 2020: 9.3%), our vessels operate on a worldwide basis and are not restricted to specific locations.
The Company considers the equity method investments do not meet the criteria in ASC 280 to be separate reportable segments.
As of December 31, 2020, and 2021, all of the Company’s cash, cash equivalents, restricted cash, and short-term investments were held by large financial institutions, highly rated by a recognized rating agency.